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                                                                EXHIBIT 10.72(b)
                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT (the "Amendment") is made as of the 29th day of May, 1996 by and between MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation ("Borrower"), and NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, as successor-in-interest to NORWEST BUSINESS CREDIT, INC., a Minnesota corporation ("Lender").

                                R E C I T A L S:

         WHEREAS, Borrower and Norwest Business Credit, Inc. ("NBCI") are parties to that certain Credit and Security Agreement dated as of August 3, 1995, as modified by letter agreements dated March 6, 1996 and April 11, 1996 (collectively, the "Credit Agreement"), pursuant to which NBCI agreed to make available to Borrower, on a revolving basis, a sum not to exceed $2,000,000 (the "Revolving Loan"), which Revolving Loan is evidenced by that certain Promissory Note dated August 3, 1995 from Borrower to NBCI in an amount not to exceed $2,000,000 (the "Revolving Note");

         WHEREAS, NBCI has assigned, and Lender has assumed, all of NBCI's right, title, interest, privileges, obligations and liabilities under the Credit Agreement, as amended, and any documents, agreements or instruments evidencing, securing or in any way related to Borrower's obligations under the Credit Agreement, as amended (the "Loan Documents"), subject to and on the terms and conditions contained herein; and

         WHEREAS, Borrower has requested that Lender commit to advance an additional $3,000,000 to finance capital expenditures, product development costs, brand purchase contracts, licensing agreements and other financial needs mutually agreed upon in writing by Borrower and Lender in their sole and absolute discretion, and Lender has agreed thereto on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender, intending to be legally bound, agree as follows:

         1. INTERPRETATION. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

         2. RECITALS. The recitals set forth above are true and accurate in every respect.

         3. OUTSTANDING INDEBTEDNESS. As of May 29, 1996: the outstanding principal balance of the Revolving Loan is $0.00; the accrued and unpaid interest on the Revolving Loan is $0.00; the prorated Minimum Interest Charge (including the unused

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fee described in Section 2.11(b) of the Credit Agreement) payable to NBCI is
$24,843.36; and the collateral examination fee previously incurred by, and payable to, NBCI is $2,300.

         4. NO OFFSETS. Borrower acknowledges with respect to the amounts owing to Lender that, as of the date of execution of this Amendment, Borrower has no offset, defense or counterclaim with respect thereto, no claim or defense in the abatement or reduction thereof, or any other claim against Lender or NBCI or with respect to any document forming part of the transaction in respect of which the Revolving Loan was made or forming part of any other transaction under which Borrower is indebted to Lender or NBCI. Borrower acknowledges that all interest imposed under the Revolving Note through the date of execution hereof, and all fees and other charges that have been collected from or known by Borrower to have been imposed upon Borrower with respect to the Revolving Loan evidenced by the Revolving Note were and are agreed to, and were properly computed and collected, and that NBCI has fully performed all obligations that it may have had or now has to Borrower, and neither NBCI nor Lender has any obligation to make any additional loan or extension of credit to or for the benefit of Borrower, except as provided in the Credit Agreement, as amended by this Amendment.

         5. REPRESENTATIONS AND WARRANTIES OF BORROWER. To induce Lender to enter into this Amendment and the arrangement contemplated by this Amendment, Borrower represents and warrants to Lender as follows:

                  (a) This Amendment and all other instruments executed and delivered to Lender concurrently herewith, were executed in accordance with the requirements of law and in accordance with any requirements of Borrower's certificate of incorporation and bylaws and any amendments thereto.

                  (b) The execution and delivery of this Amendment and any other instruments executed and delivered to Lender concurrently herewith, and the full and complete performance of the provisions hereof will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument to which Borrower is a party or by which Borrower is bound.

                  (c) The Loan Documents executed by Borrower and this Amendment are the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms.

                  (d) There is no pending or overtly threatened litigation involving Borrower.

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                  (e) Borrower has not derived ten percent (10%) or more of
Borrower's Net Sales in any Fiscal Year from any Applicable License as described in Section 6.14 of the Credit Agreement.

                  (f) The patent applications described in Exhibit F to this First Amendment are the only patent applications Borrower has pending before the PTO Office and none of the pending patent applications has yet been approved by the PTO Office.

                  (g) The Beecham Loan (as defined in the Credit Agreement) has been paid in full and any collateral securing the Beecham Loan has been duly released of record.

                  (h) There are no oral agreements, understandings or course of conduct that would modify, amend, rearrange, vary, diminish or impair the Loan Documents or the obligation of Borrower to pay the indebtedness evidenced thereby or to perform fully the obligations of Borrower in strict accordance with the Loan Documents, or which would permit Borrower to void or avoid its obligations in whole or in part.

                  (i) The indebtedness relating to the financing statement from Borrower, as debtor, to Victor T. Weber, as Collateral Agent, as secured party, filed on August 10, 1993 in File No. 32228383, Financing Records of the Maryland State Department of Assessments and Taxation, has been paid in full and the secured party has no further obligation to advance monies to Borrower.

                  (j) All of the respective representations and warranties made by Borrower in the Loan Documents remain true, complete and correct as of the date hereof, including, without limitation, the representations and warranties in Section 5 of the Credit Agreement.

No representation or warranty made by Borrower and contained herein or in the other Loan Documents, and no certificate, information or report furnished or to be furnished by Borrower in connection with any of the Loan Documents or any of the transactions contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements were made.

         6. CONTINUED ENFORCEABILITY OF LOAN DOCUMENTS. Except as modified herein, all of the terms and provisions of the Loan Documents remain in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Documents, the terms and provisions of this Amendment shall govern and prevail. Borrower acknowledges, confirms and ratifies the enforceability of the Credit Agreement, the Revolving Note and the Loan Documents, as modified pursuant to this Amendment, and the continuing validity,

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enforceability and priority of the liens and security interests granted in the
Loan Documents.

         7.       RELEASE OF CLAIMS.

                  (a) Borrower hereby releases Lender and NBCI, their officers, employees and agents from all claims and demands (known and unknown) it may have on the date hereof arising out of or in any way relating to the extension or denial of credit by NBCI or the Lender to Borrower or other matters relating to the indebtedness, any collateral securing payment and performance of such indebtedness, or any matter preliminary to the execution and delivery by Borrower and Lender of this Amendment. The release set forth above shall not extend to any claim arising after the date hereof to the extent based on acts or omissions of Lender occurring after such date, except that such release is specifically intended by the parties to include the transactions leading up to the execution of this Amendment. This Amendment and the release provisions contained in this Section 7 are contractual, and not a mere recital.

                  (b) Borrower acknowledges and agrees that Lender is not, and shall not be, obligated in any way to continue or undertake any loan, financing or other credit arrangement with Borrower, including, without limitation, any renewal of the indebtedness evidenced by the Loan Documents, except on the terms and subject to the conditions set forth in the Loan Documents as hereby amended and modified.

         8. CONDITIONS OF CLOSING. Lender's obligation to enter into this Amendment and the other documents and instruments required hereunder shall be subject to the satisfaction of all of the following conditions on or before May 29, 1996 (the "Closing" or the "Closing Date") in a manner, form and substance satisfactory to Lender, which conditions may be waived by Lender in its sole and absolute discretion:

                  (a) On the Closing Date the representations and warranties of Borrower set forth in the Loan Documents shall be true and correct in all material respects when made and at and as of the time of the Closing.

                  (b) The following shall have been delivered to Lender, each duly authorized, executed and acknowledged, where applicable:

                           (i) An Assignment of the Loan Documents from NBCI to
                  Lender.

                           (ii) Assignments by NBCI to Lender of each of the
                  UCC-1 Financing Statement from Borrower to NBCI.

                           (iii) This Amendment.

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                           (iv) A Multiple Advance Note from Borrower payable to
                  Lender in the original principal amount not to exceed $3,000,000.

                           (v) A UCC-1 Financing Statement from Borrower in
                  favor of Lender to be filed in the central filing agency of the State of Maryland.

                           (vi) An Amendment to the Collateral Account
                  Agreement.

                           (vii) An Amendment to the Patent Collateral
                  Assignment and Security Agreement.

                           (viii) An Amendment to the Trademark, Tradename and
                  Service Mark Collateral Assignment and Security Agreement.

                           (ix) An Amendment to the Agreement as to Lockbox
                  Services.

                           (x) A Consent from CEDC in connection with the
                  Intercreditor Agreement between CEDC and NBCI.

                           (xi) A Consent from Londen Center L.L.C. in
                  connection with the Landlord's Subordination, Disclaimer and Consent dated as of August 3, 1995 among NBCI, Borrower and Londen Center L.L.C.

                           (xii) A Consent from USCO Distribution Services, Inc.
                  ("USCO") in connection with the Tri-Party Agreement among NBCI, Borrower and USCO.

                  (c) Borrower shall have performed and complied in all material respects with all agreements and conditions contained in the Loan Documents to be performed by or complied with by Borrower prior to or at the Closing, and no Event of Default or Default shall have occurred and be continuing or would occur by Borrower entering into this Amendment and each condition precedent to the effectiveness of each of the Loan Documents shall have been satisfied.

                  (d) Lender shall have received such documents as Lender shall require to establish the proper organization and good standing of Borrower, the authority of Borrower to execute this Amendment and any other documents or instruments required hereunder, and evidence that all approvals and/or consents of, or other action by, any shareholder, governmental agency or other Person whose approval or consent is necessary or required to enable Borrower to (a) enter into and perform its obligations under the Loan Documents and (b) grant to Lender the Security Interests, have been obtained.

                  (e) All filings of Uniform Commercial Code financing statements and other filings and actions necessary to perfect and maintain the Security Interests as

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first, valid and perfected security interest in the Collateral shall have been filed or taken (or such filings delivered for filing immediately following the Closing, to Lender or a third party acceptable to Lender) and confirmation thereof shall have been received by Lender.

                  (f) Lender shall have determined to its satisfaction that, as of the Closing Date, there has been no material adverse change in the financial condition of Borrower from the financial statements dated as of March 31, 1996 and other documents submitted by Borrower to Lender prior to the Closing Date.

                  (g) Borrower shall have paid to Lender an origination fee of $50,000, which shall be fully earned and non-refundable upon Lender's execution and delivery of this Amendment (Lender shall pay its attorneys' fees associated with negotiating and preparing this Amendment and the related documents).

                  (h) Lender shall be satisfied that (a) Borrower has good and indefeasible title to all of the Collateral and (b) Borrower at all times shall be entitled to the use and quiet enjoyment of all assets necessary and desirable for the continued ownership and operation of Borrower's business, including, without limitation, the use of equipment, licenses, fixtures and warehouses.

                  (i) Borrower shall have paid all of Lender's out-of-pocket costs and expenses incurred in connection with UCC lien, litigation and judgment searches and verifications and filing and recording fees.

                  (j) Borrower shall have paid all of the fees and reimbursable costs and expenses due to NBCI pursuant to Section 3 hereof.

         9. DEFINITIONS. (a) The definitions of "Beecham Loan" and "Minimum Interest Charge" in Section 1.1 of the Credit Agreement is hereby deleted in its entirety; (b) the definitions of "Base Rate", "Floating Rate", "Loan Documents" and "Termination Date" in Section 1.1 of the Credit Agreement are hereby deleted in their entirety and the following inserted therefor:

                           "Base Rate" means the rate of interest publicly
                  announced from time to time by Norwest Bank Arizona, National Association, as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                           "Floating Rate" means an annual rate equal to the sum
                  of the Base Rate plus 125 basis points, which Floating Rate shall change when and as the Base Rate changes.

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                           "Loan Documents" means this Agreement, the Notes, the
                  Financing Statements Form UCC-1, the Security Documents and all other documents previously, concurrently or hereafter executed or delivered in connection with the Revolving Credit Facility or the Term Credit Facility.

                           "Termination Date" means July 31, 1997.

and (c) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in proper alphabetical order:

                           "Borrowing Base Certificate" means a monthly
                  statement, in form approved by Lender, showing Accounts, Eligible Accounts, Inventory and Eligible Inventory by location, and the outstanding principal balance on the Revolving Credit Facility at the last day of each month, certified as correct by Borrower's President or Chief Financial Officer.

                           "Current Assets" means cash, cash equivalents,
                  including Permitted Investments, trade receivables, tax refunds and inventory.

                           "Current Ratio" means, as of any date of
                  determination, on a consolidated basis, the ratio of Current Assets to current liabilities under GAAP.

                           "Maturity Date" means July 31, 2001.

                           "Maximum Amount" means $3,000,000.

                           "Net Worth" means the gross value of the Borrower's
                  Equity plus debt subordinated to the Lender in a manner acceptable to the Lender (using the Lender's standard form). "Equity" means Borrower's retained earnings plus the "book value" of all issued and outstanding stock in Borrower (including all common and preferred), plus paid-in capital less treasury stock.

                           "Permitted Investments" means investments in direct
                  obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard

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                  & Poor's Corporation or "P-1" or "P-2" by Moody's Investors
                  Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation and "Money Market Funds" acquired through an FDIC insured bank and/or a division or subsidiary thereof.

                           "Revolving Credit Facility" means the working capital
                  credit facility not to exceed the Commitment being made available to Borrower by Lender pursuant to Article 2 hereof.

                           "Tangible Net Worth" means, as of any date of
                  determination, on a consolidated basis, Net Worth less the net book value (after deducting reserves applicable thereto) of all assets classified as intangible assets under GAAP, including, without limitation, goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, permits, covenants not to compete, and rights related thereto, less any stock or other securities or evidences of indebtedness of any other Person, any loans or advances to any other Person, or any investment or interest whatsoever in any other Person, including specifically, but without limitation, any partnership or joint venture, except Permitted Investments.

                           "Term Credit Facility" means term credit facility not
                  to exceed the Maximum Amount being made available to Borrower by Lender pursuant to Article 2 hereof.

                           "Term Note" means the multiple advance promissory
                  note from Borrower payable to Lender in the principal amount not to exceed the Maximum Amount and any amendments, modifications, supplements, consolidations, replacements or consolidations thereto or thereof, including, without limitation, any replacement note issued pursuant to Section
                  2.13 hereof.

                           "Treasury Bill Constant" means the sum of (x)(i) the
                  yield to maturity reported, as of 10:00 a.m. (New York City time) on the third Business Day preceding the Termination Date, on the display designated as "Page 678" on the

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                  Telerate Service (or such other display as may replace Page
                  678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity of forty-eight (48) months from the Termination Date (as near as practicable) or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported on or prior to the third Business Day preceding the Termination Date, in Federal Reserve Statistical Release H.15
                  (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity of forty-eight (48) months from the Termination Date (as near as practicable) plus (y) three hundred (300) basis points.

         10. ADVANCES. (a) The preface to Section 2.1 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 2.1 Advances. The Lender agrees, on the terms
                  and subject to the conditions herein set forth, to make Advances to the Borrower from time to time during the period from the date hereof to and including the Termination Date, or the earlier date of termination in whole of the Revolving Credit Facility and Term Credit Facility pursuant to Sections 2.4(a) or 8.2 hereof, in an aggregate amount at any time outstanding not to exceed the Borrowing Base, with respect to the Revolving Credit Facility, and the Maximum Amount, with respect to the Term Credit Facility, which Advances shall be secured by the Collateral as provided in Article 3 hereof. The Revolving Credit Facility shall be a revolving facility and it is contemplated that the Borrower will request Advances, make prepayments and request additional Advances thereunder and the Term Credit Facility shall be a term facility and it is contemplated that Borrower will request Advances for capital expenditures, product development costs, brand purchase contracts, licensing agreements and other purposes mutually agreed upon in writing by Borrower and Lender in their sole and absolute discretion, which Advances will be repaid in accordance with the terms of this Agreement. The Borrower agrees to comply with the following procedures in requesting Advances under this Section 2.1:

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and (b) Section 2.1(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (b) Each request for an Advance under this Section
                  2.1 shall be made to the Lender prior to 11:00 a.m. (Phoenix time) of the day of the requested Advance by the Borrower. Each request for an advance may be made in writing or by telephone, specifying the date of the requested Advance and the amount thereof, and (i) shall specify whether it is an Advance under the Revolving Credit Facility or the Term Credit Facility and the purpose of the Advance, and (ii) shall be made by (A) any officer of the Borrower; or (B) any person designated as the Borrower's agent by any officer of the Borrower in a writing delivered to the Lender; or (C) any person reasonably believed by the Lender to be an officer of the Borrower or such a designated agent.

         11. NOTE. Section 2.2 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 2.2 Notes. All Advances made by the Lender
                  under this Section 2.1 shall be evidenced by and repayable with interest in accordance with the Note and the Term Note. The principal of the Note shall be payable as provided herein and on the earlier of the Termination Date or acceleration by the Lender pursuant to Section 8.2 hereof, and shall bear interest as provided herein. The principal of the Term Note shall be payable as provided herein and shall bear interest as provided herein, and, absent acceleration by the Lender pursuant to Section 8.2 hereof, shall be amortized commencing on the Termination Date as provided herein.

         12. INTEREST. Section 2.3(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (b)      INTENTIONALLY DELETED

         13. VOLUNTARY PREPAYMENT; TERMINATION OF AGREEMENT BY THE BORROWER; PERMANENT REDUCTION OF COMMITMENT. (a) Section 2.4(a) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (a) Borrower may, in its discretion, prepay the
                  Advances in whole at any time or from time to time in part. The Borrower may terminate this Agreement at any time

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                  and, subject to payment and performance of all the Borrower's obligations to the Lender, the Lender shall promptly release the Security Interest and the Borrower may obtain any release or termination of the Security Interest to which the Borrower is otherwise entitled by law by giving at least 30 days' prior written notice to the Lender of the Borrower's intention to terminate this Agreement.

and (b) Section 2.4(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (b)      INTENTIONALLY DELETED

         14. MANDATORY PREPAYMENT. Section 2.5 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 2.5 Mandatory Prepayment. Without notice or
                  demand, if the sum of the outstanding principal balance of the Advances with respect to the Note shall at any time exceed the Borrowing Base, the Borrower shall within forty-eight (48) hours (excluding Saturdays, Sundays and Holidays) thereof prepay the Advances to the extent necessary to reduce the sum of the outstanding principal balance of the Advances with respect to the Note to the Borrowing Base. Any payment received by the Lender under this Section 2.5 or under Section
                  2.4 may be applied to the Advances under the Revolving Credit Facility, including interest thereon and any fees, commissions, costs and expenses due and unpaid hereunder and under the Security Documents, in such order and in such amounts as the Lender, in its discretion, may from time to time determine, and, if a Default or Event of Default has occurred and is continuing, to the Advances under the Term Credit Facility, including interest thereon.

         15. USE OF PROCEEDS. Section 2.8 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 2.8 Use of Proceeds. The proceeds of Advances
                  with respect to the Revolving Credit Facility shall be used by the Borrower for ordinary working capital purposes and the proceeds of Advances with respect to the Term Credit Facility shall be used by the Borrower for capital expenditures, product development costs, brand purchase contracts, licensing agreements and other purposes

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                  mutually agreed upon in writing by Borrower and Lender in
                  their sole and absolute discretion.

         16. FEES. (a) Section 2.11(a) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (a) The Borrower hereby agrees to pay Lender a fully
                  earned and non-refundable origination fee of $50,000 upon the execution of the First Amendment to Credit and Security Agreement dated as of May 29, 1996 between Borrower and Lender (the "First Amendment").

(b) Section 2.11(b) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (b)      INTENTIONALLY DELETED

and (c) Section 2.11(c) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (c) Provided that no Default or Event of Default has
                  occurred and is continuing, Lender shall not undertake more than two (2) collateral audits or inspections of the operations or business of the Borrower in any Fiscal Year and Borrower shall not be required to pay any audit fees or out-of-pocket costs and expenses incurred by Lender in connection with any such audits or inspections by the Lender of any collateral or the corresponding operations or business of the Borrower after May 29, 1996. Upon the occurrence of a Default or Event of Default and during the continuance thereof, Lender may undertake such collateral audits and inspections of the operations or business of the Borrower as Lender deems necessary in its sole and absolute discretion and the Borrower hereby agrees to pay the Lender, on demand, audit fees of $50 per hour (or the then applicable rate charged by Lender) per auditor in connection with any such audits or inspections by the Lender of any collateral or the corresponding operations or business of the Borrower, together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

         17. AMORTIZATION OF TERM CREDIT FACILITY. Article 2 of the Credit Agreement is hereby amended to add the following:

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                           Section 2.13 Amortization of Term Credit Facility.
                  Provided that no Default or Event of Default has occurred and is continuing, on the Termination Date, all of the accrued and unpaid interest and other fees and charges shall be due and payable and, at Borrower's election to be made in writing on or prior to the Termination Date, (a) the then outstanding principal balance of the Term Credit Facility shall be amortized over a forty-eight month period and paid in equal principal payments, plus interest at the Floating Rate, on the last day of each month, commencing August 31, 1997 and continuing on the last day of each month thereafter until the Maturity Date, at which time the entire outstanding principal balance of the Term Credit Facility, all accrued and unpaid interest and all other fees and charges shall be due and payable, or (b) the then outstanding principal balance of the Term Credit Facility shall be amortized over a forty-eight month period, with interest calculated at the Treasury Bill Constant, and paid in level principal and interest payments on the last day of each month, commencing August 31, 1997 and continuing on the last day of each month thereafter until the Maturity Date, at which time the entire outstanding principal balance of the Term Credit Facility, all accrued and unpaid interest and all other fees and charges shall be due and payable. At the request of Lender, Borrower shall execute and deliver a replacement promissory note for the Term Note. In the event that Borrower fails to make an election on or prior to the Termination Date, Borrower shall be deemed to have elected clause (a) above.

         18. CONDITIONS PRECEDENT TO THE INITIAL ADVANCE. Section 4.1 of the Credit Agreement is hereby amended to add the following:

                                    (u) A certificate of the Secretary or an
                  Assistant Secretary of the Borrower, certifying as to the resolutions of the directors and, if required, the shareholders of the Borrower, authorizing the execution, delivery and performance of the First Amendment, the Term Note and the other documents and all documents and instruments incident thereto and to the transactions contemplated thereby, satisfactory to Lender and its counsel.

                                    (v) An opinion of counsel to the Borrower,
                  addressed to Lender, with respect to the transactions

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
                  contemplated by the First Amendment, in form and substance satisfactory to Lender and its counsel.

         19. FINANCIAL CONDITION; NO ADVERSE CHANGE. Section 5.5 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 5.5 Financial Condition; No Adverse Change.
                  The Borrower has heretofore furnished to the Lender audited financial statements of the Borrower for its Fiscal Year ended June 30, 1995 and unaudited financial statements of the Borrower for the months ended through March 31, 1996, and those statements fairly present the financial condition of the Borrower on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements of the Borrower, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

         20. REPORTING REQUIREMENTS. (a) Section 6.1(l) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (c) within 15 days after the end of each month,
                  agings of the Borrower's accounts receivable and its accounts payable and a Borrowing Base Certificate as at the end of such month;

Section 6.1(l) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (l) promptly after the sending or filing thereof,
                  copies of all regular and periodic financial reports and special reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange, including, without limitation, reports on Form 10-Q, Form 10-K and Form 8-K.

         21. INCOME TAX RETURNS. Section 6.1 of the Credit Agreement is hereby amended to add the following:

                           (o) as soon as available and in any event within
                  thirty (30) days following the filing of Borrower's federal income tax return, a copy of such federal income tax return and, if such federal income tax return is not filed on or before October 15, then on or before November 15, a copy of the completed request for extension delivered to the Internal Revenue Service followed by the federal income tax return when filed.

         22. LOCKBOX; COLLATERAL ACCOUNT. Section 6.10 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 6.10  Lockbox; Collateral Account.

                           (a) The Borrower will irrevocably direct all present
                  and future Account debtors and other Persons obligated to make payments constituting Collateral to make such payments directly to the Lockbox. All of the Borrower's invoices, account statements and other written or oral communications directing, instructing, demanding or requesting payment of any Account or any other amount constituting Collateral shall conspicuously direct that all payments be made to the Lockbox and shall include the Lockbox address. Upon confirmation of good, collected funds, all payments made to the Lockbox shall be processed to Borrower's operating account no. 6438801379 maintained with Lender. In Lender's sole and absolute discretion, all payments received in the Lockbox may be processed to the Collateral Account.

                           (b) Upon the written request of Lender, the Borrower
                  agrees to deposit in the Collateral Account or, at the Lender's option, to deliver to the Lender all collections on Accounts, contract rights, chattel paper and other rights to payment constituting Collateral, and all other cash proceeds of Collateral, which the Borrower may receive directly notwithstanding its direction to Account debtors and other obligors to make payments to the Lockbox, immediately upon receipt thereof, in the form received, except for the Borrower's endorsement when deemed necessary. Until delivered to the Lender or deposited in the Collateral Account, all proceeds or collections of Collateral shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any funds or property of the Borrower. Amounts deposited in the Collateral Account shall not bear interest and shall not be subject to withdrawal by the Borrower, except after full payment and discharge of all Obligations. All such collections shall constitute proceeds of Collateral and shall not constitute payment of any Obligation. Collected funds from the Collateral Account shall be transferred to the Lender's general account, and the Lender may deposit in its general account or in the Collateral Account any and all collections received by it directly from the Borrower. The Lender may commingle such funds with other property of the Lender or any other person. The Lender from time to time at its discretion shall, after allowing two (2) Banking Days after deposit in the Collateral Account, apply such funds to the payment of any or all Obligations, in any order or manner of application satisfactory to the Lender. All items delivered to the Lender or deposited in the Collateral Account shall be subject to final payment. If any such item is returned uncollected, the Borrower will immediately pay the Lender, the amount of that item, or Lender at its discretion may charge any uncollected item to the Borrower's operating account or other account. The Borrower shall be liable as an endorser on all items deposited in the Collateral Account, whether or not in fact endorsed by the Borrower.

         23. MINIMUM NET INCOME. Section 6.12 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 6.12 Tangible Net Worth. Borrower shall
                  maintain on a consolidated basis Tangible Net Worth in the following amounts as of the following dates:

          ===========================================================
           FISCAL QUARTER END                    TANGIBLE NET WORTH
          -----------------------------------------------------------
            June 30, 1996                               $5,700,000
          -----------------------------------------------------------
            September 30, 1996                          $7,000,000
          -----------------------------------------------------------
            December 31, 1996                           $8,800,000
          -----------------------------------------------------------
            March 31, 1997                             $10,500,000
          -----------------------------------------------------------
            June 30, 1997 and thereafter               $12,500,000
            during the term of this
            Agreement
          ===========================================================

         24. NET WORTH INCREASE. Section 6.13 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 6.13     INTENTIONALLY DELETED

         25. BEECHAM LOAN. Section 6.16 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 6.16 Total Liabilities to Tangible Net Worth.
                  Borrower shall maintain on a consolidated basis, measured quarterly as of the last day of March, June, September and December, a ratio of total liabilities under GAAP to Tangible Net Worth of no more than 1.50:1 as of June 30, 1996, September 30, 1996 and December 31, 1996; a ratio of total liabilities under GAAP to Tangible Net Worth of no more than 1.25:1 as of March 31, 1997; and a ratio of total liabilities under GAAP to Tangible Net Worth of no more than 1:1 from and including June 30, 1997 through the remaining term of this Agreement.

         26. CURRENT RATIO. Article 6 of the Credit Agreement is hereby amended to add the following:

                           Section 6.18 Current Ratio. During the term of this
                  Agreement, Borrower shall maintain on a consolidated basis, measured monthly as of the last day of each month commencing June 30, 1996, a Current Ratio of no less than 1.7:1.

         27. INVESTMENTS AND SUBSIDIARIES. Section 7.4(a) of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           (a) The Borrower will not purchase or hold
                  beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically, but without limitation, any partnership or joint venture, except for the following:

                                  (i) Permitted Investments;

                                  (ii) advances in the form of progress
                             payments, prepaid rent or security deposits;

                                  (iii) loans to employees in an aggregate
                             amount outstanding at any time not to exceed
                             $25,000; and

                                  (iv) other uses mutually agreed upon in
                             writing by Borrower and Lender in their sole and absolute discretion.

         28. CAPITAL EXPENDITURES. Section 7.10 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 7.10 Capital Expenditures. The Borrower will
                  not expend, or contract to expend, to purchase Capital Assets more than $100,000 in Fiscal Year 1996 (excluding Borrower's purchase of modular furniture having an approximate value of $60,000); more than $500,000 in Fiscal Year 1997; and, thereafter, during the term this Agreement, more than $200,000 in any Fiscal Year.

         29. ADDRESS FOR NOTICES, ETC. (a) For purposes of Section 9.3 of the Credit Agreement, the address for notices, requests, demands or other communications provided for under the Loan Documents to Lender shall be as follows:

                        Norwest Bank Arizona, National Association
                        64 East Broadway
                        Tempe, Arizona   85282
                        Attn:   Mr. Jeffrey R. Wentzel, Vice President
                        Telecopier: (602) 644-8392

(b) Copies of all notices, requests, demands or other communications provided for under Section 9.3 of the Credit Agreement or other communications provided for under the Loan Documents to Borrower shall be delivered as follows:

                        Brown & Bain, P.A.
                        2901 North Central Avenue
                        P.O. Box 400
                        Phoenix, Arizona 85001-0400
                        Attn:   Frank M. Placenti, Esq.
                        Telecopier: (602) 351-8516

         30. FINANCING STATEMENT. For purposes of Section 9.4 of the Credit Agreement, the name and address of the Secured Party shall be as follows:

                        Norwest Bank Arizona, National Association
                        64 East Broadway
                        Tempe, Arizona   85282
                        Attn:   Mr. Jeffrey R. Wentzel, Vice President

         31. COSTS AND EXPENSES. Section 9.7 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 9.7 Costs and Expenses. Borrower agrees to
                  pay to Lender on demand any and all costs, expenses and fees (including reasonable attorneys' fees) incurred in enforcing or attempting to recover payment of the amount due under this Agreement, including, without limitation, negotiating, documenting and otherwise pursuing or consummating any modifications, extensions, compositions, renewals or other similar transactions pertaining to this Agreement, irrespective of the existence of a default, and including costs, expenses and fees incurred before, after or irrespective of whether suit is commenced and including costs, expenses and fees incurred by Lender in any bankruptcy proceedings (including, without limitation, efforts to modify or vacate any automatic stay or injunction) or appellate proceeding, and in the event suit or arbitration is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury or by the arbitrator(s), as applicable.

         32. GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. Section
9.12 of the Credit Agreement is hereby deleted in its entirety and the following inserted therefor:

                           Section 9.12 Arbitration; Waiver of Jury Trial.
                  EXCEPT FOR "CORE PROCEEDINGS" UNDER THE UNITED STATES BANKRUPTCY CODE, THE PARTIES AGREE TO SUBMIT TO BINDING ARBITRATION ALL CLAIMS, DISPUTES AND CONTROVERSIES BETWEEN THEM, WHETHER IN TORT, CONTRACT OR OTHERWISE (AND THEIR RESPECTIVE EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, AND OTHER AGENTS) ARISING OUT OF OR RELATING TO IN ANY WAY THIS CREDIT AGREEMENT. ANY ARBITRATION PROCEEDING WILL (A) PROCEED IN PHOENIX, ARIZONA; (B) BE GOVERNED BY THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE); AND (C) BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). THIS ARBITRATION REQUIREMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO (I) FORECLOSE

                  AGAINST REAL OR PERSONAL PROPERTY COLLATERAL OR SUE FOR AND OBTAIN A DEFICIENCY JUDGMENT AFTER FORECLOSURE; (II) EXERCISE SELF-HELP REMEDIES RELATING TO COLLATERAL OR PROCEEDS OF COLLATERAL SUCH AS SETOFF OR REPOSSESSION; OR (III) OBTAIN PROVISIONAL ANCILLARY REMEDIES SUCH AS REPLEVIN, INJUNCTIVE RELIEF, ATTACHMENT OR THE APPOINTMENT OF A RECEIVER, BEFORE, DURING OR AFTER THE PENDENCY OR ANY ARBITRATION PROCEEDING. THIS EXCLUSION DOES NOT CONSTITUTE A WAIVER OF THE RIGHT OR OBLIGATION OF ANY PARTY TO SUBMIT ANY DISPUTE TO ARBITRATION, INCLUDING THOSE DISPUTES ARISING FROM THE EXERCISE OF THE ACTIONS DETAILED IN CLAUSES (I), (II) AND (III) ABOVE. ANY ARBITRATION PROCEEDING WILL BE BEFORE A SINGLE ARBITRATOR. THE PARTIES SHALL USE REASONABLE EFFORTS TO AGREE UPON A SINGLE ARBITRATOR WITHIN TEN (10) DAYS AFTER WRITTEN NOTICE FROM ONE PARTY TO THE OTHER REQUESTING ARBITRATION. IF THE PARTIES ARE UNABLE TO AGREE UPON AN ARBITRATOR WITHIN SUCH TEN (10) DAY PERIOD, AT ANY TIME THEREAFTER EITHER PARTY MAY REQUIRE THAT THE ARBITRATOR BE SELECTED ACCORDING TO THE COMMERCIAL ARBITRATION RULES OF THE AAA. THE ARBITRATOR WILL BE A NEUTRAL ATTORNEY WHO PRACTICES IN THE AREA OF COMMERCIAL OR BUSINESS LAW. THE ARBITRATOR WILL DETERMINE WHETHER OR NOT AN ISSUE IS ARBITRABLE AND WILL GIVE EFFECT TO THE STATUTES OF LIMITATION IN DETERMINING ANY CLAIM. JUDGMENT UPON THE AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. IN ANY ARBITRATION PROCEEDING, THE ARBITRATOR WILL DECIDE (BY DOCUMENTS ONLY OR WITH A HEARING AT THE ARBITRATOR'S DISCRETION) ANY PRE-HEARING MOTIONS WHICH ARE SIMILAR TO MOTIONS TO DISMISS FOR FAILURE TO STATE A CLAIM OR MOTIONS FOR SUMMARY ADJUDICATION. IN ANY ARBITRATION PROCEEDING, DISCOVERY WILL BE PERMITTED AND WILL BE GOVERNED BY THE ARIZONA RULES OF CIVIL PROCEDURE. ALL

                  DISCOVERY MUST BE COMPLETED NO LATER THAN 20 DAYS BEFORE THE HEARING DATE AND WITHIN 180 DAYS OF THE COMMENCEMENT OF ARBITRATION PROCEEDINGS. ANY REQUESTS FOR AN EXTENSION OF THE DISCOVERY PERIODS, OR ANY DISCOVERY DISPUTES, WILL BE SUBJECT TO FINAL DETERMINATION BY THE ARBITRATOR UPON A SHOWING THAT THE REQUEST FOR DISCOVERY IS ESSENTIAL FOR THE PARTY'S PRESENTATION AND THAT NO ALTERNATIVE MEANS FOR OBTAINING INFORMATION IS AVAILABLE. THE ARBITRATOR SHALL AWARD COSTS AND EXPENSES OF THE ARBITRATION PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF THE CREDIT AGREEMENT. EXCEPT AS OTHERWISE PROVIDED HEREIN, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES. IN THE EVENT THAT LENDER EXERCISES ITS RIGHTS TO FORECLOSE AGAINST REAL OR PERSONAL PROPERTY COLLATERAL OR OBTAIN PROVISIONAL ANCILLARY REMEDIES SUCH AS REPLEVIN, INJUNCTIVE RELIEF, ATTACHMENT OR THE APPOINTMENT OF A RECEIVER, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

                  ------------                                ------------
                  Initial                                     Initial

         33. COMPLIANCE CERTIFICATE. Exhibit E to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit E attached to the First Amendment, which is incorporated in the Agreement by this reference.

         34. PATENT APPLICATIONS. Exhibit F to the Credit Agreement is hereby deleted in its entirety and replaced by Exhibit F attached to the First Amendment, which is incorporated in the Agreement by this reference.

         35. MISCELLANEOUS.

                  (a) Arbitration Agreement; Waiver of Right to Jury Trial. The Agreement contains an arbitration provision and waiver of right to jury trial. In the event of any dispute arising out of or related to this Amendment, the provisions of Section 9.12 of the Agreement shall apply.

                  (b) Voluntary Agreement. Borrower represents and warrants to Lender that (i) it is, or has had the opportunity to be, represented by legal counsel of its choice in regard to the transaction provided for by this Amendment and that such counsel (if engaged) has explained the significance of the terms, and the meaning and effect of this Amendment; (ii) it is fully aware and clearly understands all of the terms and provisions contained in this Amendment; (iii) it has voluntarily, with full knowledge and without coercion or duress of any kind, entered into this Amendment and the documents executed in connection with this Amendment; (iv) it is not relying on any representations, either written or oral, express or implied, made to it by Lender other than as set forth in this Amendment; and (v) the consideration received by Borrower to enter into this Amendment and the arrangement contemplated by this Amendment has been actual and adequate.

                  (c) Entire Agreement. This Amendment and the Loan Documents constitute the entire agreement among the parties as to the agreements and understandings contemplated by this Amendment. All parties to this Amendment acknowledge that there are no agreements, understandings, warranties or representations among the parties except as set forth in the Loan Documents and this Amendment.

                  (d) Counterpart Execution. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which combined shall constitute a single document.

                  (e) Waiver. Neither this Amendment nor any of the provisions hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  (f) Headings. Paragraph or other headings contained in this Amendment are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Amendment.

                  (g) Severability. If any clause or provision of this Amendment is determined to be illegal, invalid, or unenforceable under any present or future law by the final judgement of a court of competent jurisdiction, such clause or provision shall be ineffective, but the remainder of this Amendment will not be affected thereby.

                  (h) Binding Effect. All of the provisions of this Amendment shall be binding upon and shall inure to the benefit of Borrower and Lender and their permitted successors and assigns, including, without limitation, any successor holder of any Note and any successor mortgagee/beneficiary under any security document.

                  (i) Time of the Essence. Time is of the essence of each and every provision under this Amendment.

                  (j) Amendment. Except as specifically set forth herein, the Agreement and the other Loan Documents shall remain in full force and effect. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern and control. This Amendment replaces and supersedes in its entirety those certain letter agreements dated March 6, 1996 and April 11, 1996 between NBCI and Borrower. Nothing contained in this Amendment is intended to or shall be construed as relieving any person or entity, whether a party to this Amendment or not, of any of such person's or entity's obligations to Lender.

                  (k) Power of Attorney. For purposes of compliance with Arizona Revised Statutes Section 14-5503, Sections 3.2 and 6.11 of the Credit Agreement and any other provisions in the Credit Agreement or Loan Documents granting a power of attorney by Borrower to Lender are incorporated herein by this reference.

         IN WITNESS WHEREOF, this Amendment is executed to be effective as of the date first above written.

                                       BORROWER:

                                       MEDICIS PHARMACEUTICAL
                                       CORPORATION, a Delaware corporation
- ----------------------------------
Witness

                                       By:
                                          -------------------------------------
                                       Name:  Jonah Shacknai
                                            -----------------------------------
                                       Title:  Chairman of the Board
                                             ----------------------------------
                                       Execution Date:           May 29, 1996

                                       LENDER:

                                       NORWEST BANK ARIZONA, NATIONAL
                                       ASSOCIATION, a national banking
                                       association

                                       By:
                                          -------------------------------------
                                       Name:  Jeffrey R. Wentzel
                                            -----------------------------------
                                       Title:   Vice President
                                             ----------------------------------
                                       Execution Date:           May 29, 1996

STATE OF ARIZONA         )
                         ) ss.
County of Maricopa       )

                  The foregoing instrument was acknowledged before me, the undersigned notary public, this 29th day of May, 1996, by Jonah Shacknai, the Chairman of the Board of MEDICIS PHARMACEUTICAL CORPORATION, a Delaware corporation, on behalf of the corporation.

                                       ---------------------------------
                                       Notary Public

My Commission Expires:

- ----------------------



STATE OF ARIZONA         )
                         ) ss.
County of Maricopa       )

                  The foregoing instrument was acknowledged before me, the undersigned notary public, this 29th day of May, 1996, by Jeffrey R. Wentzel, the Vice President of NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, on behalf of the banking association.

                                       ---------------------------------
                                       Notary Public

My Commission Expires:

- ----------------------

                                    EXHIBIT E

                             COMPLIANCE CERTIFICATE

         In accordance with our Credit and Security Agreement dated as of August 3, 1995, as amended (the "Credit Agreement"), attached are the financial statements of Medicis Pharmaceutical Corporation (the "Borrower") as of and for the month and year-to-date period ended ______________ __, 199_ (the "Current Financials")

         I certify that the Current Financials have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the financial statements referred to in
Section 5.5 of the Credit Agreement, subject to year-end audit adjustments, if applicable.

Defaults and Events of Default (check one)

    / / I have no knowledge of the occurrence of any Default or Event of Default under the Credit Agreement which has not previously been reported to you and remedied.

    / / Attached is a detailed description of all Defaults and Events of Default of which I have knowledge and which have not previously been reported to you and remedied.

         For the date and periods covered by the Current Financials, the Borrower is in compliance with the covenants set forth in Sections 6.12, 6.16,
6.18 and 7.10 of the Credit Agreement, except as indicated below. The calculations made to determine compliance are as follows:

Covenant                             Actual             Requirement
6.12     Tangible Net Worth          $__________                $________

6.16     Total Liabilities to

         Tangible Net Worth          ___________                _________

6.18     Current Ratio               ___________                _________

7.10     Capital Expenditures        $__________        Maximum $________

Date:____________________________, 199__

                                       MEDICIS PHARMACEUTICAL
                                       CORPORATION, a Delaware corporation

                                       By:_____________________________________
                                       Name:___________________________________
                                       Title:__________________________________